Exhibit 99.1

STATE OF NEW YORK COURT OF CLAIMS
GYRODYNE COMPANY OF AMERICA, INC.,

Claimant,	ORDER

-v-

THE STATE OF NEW YORK,	Claim No. 112279

Defendant.

BEFORE:	HON JAMES J. LACK
Judge of the Court of Claims

APPEARANCES:	For Claimant:
Joseph Clasen, Esq. and
David Ross, Esq.
Robinson & Cole
885 Third Avenue
New York, NY 10022

For Defendant:
J. Gardner Ryan, Esq.
New York State Attorney General’s Office
235 Main Street, 3rd Floor
Poughkeepsie, NY 12601

As a result of the Preliminary Conference held on February 25, 2009,

IT IS HEREBY ORDERED AS FOLLOWS:

1.  Trial is scheduled to be held in this matter on August 3, 2009 through August 5, 2009 at 9:00 a.m. and on August 10, 2009 through August 14, 2009 at 9:00 a.m.

SO ORDERED

/S/ HON. JAMES J. LACK
Dated: February 25, 2009	HON. JAMES J. LACK
Judge